Exhibit 10.2

AMENDMENT TO EMPLOYMENT AGREEMENT

Amendment Number 3

THIS AMENDMENT NUMBER 3 TO EMPLOYMENT AGREEMENT (“Amendment Number 3”) effective as of January 1, 2026 (the “Effective Date”), is by and between INNODATA INC., a Delaware corporation (the “Company”), and JACK S. ABUHOFF (the “Executive”).

WHEREAS, the Company and the Employee are parties to that certain Employment Agreement effective as of February 1, 2009, as amended by that certain Amendment Number 1 to Employment Agreement effective as of July 11, 2011 and that certain Amendment Number 2 to Employment Agreement effective as of November 6, 2025 (the “Employment Agreement”);

WHEREAS, Paragraph 14(c) of the Employment Agreement provides that the Employment Agreement may be amended by written agreement of both parties thereto; and

WHEREAS, the Company and the Executive are mutually desirous to enter into this Amendment Number 3 to amend certain terms of the Employment Agreement;

NOW, THEREFORE, the Company and the Executive hereby consent and agree to amend the Employment Agreement, in accordance with the relevant terms and provisions thereof, as follows:

1.	Paragraph 5(c) of the Employment Agreement is hereby amended to add the following language after the fourth sentence:

“Upon any such acceleration, equity-based or non-equity-based awards with tiered performance metrics and payouts for which the performance period has not yet ended shall be considered to have met 100% of the payout target of such award.”

2.	Paragraph 7(f)(iii)(D) of the Employment Agreement is hereby amended to add the following language at the end of the paragraph:

“Upon any such acceleration, equity-based or non-equity-based awards with tiered performance metrics and payouts for which the performance period has not yet ended shall be considered to have met 100% of the payout target of such award.”

Except as expressly modified by this Amendment Number 3, all other terms and conditions of the Employment Agreement shall remain unchanged and in full force and effect. In the event of any inconsistency between the terms and conditions of this Amendment Number 3 and the terms and conditions of the Employment Agreement, the terms and conditions of this Amendment Number 3 will govern and control.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Executive have executed this Agreement on the date indicated below.

Innodata Inc.

By:	/s/ Amy R. Agress
Name:	Amy Agress
Title:	SVP and General Counsel
Date:	March 9, 2026

Jack S. Abuhoff

By:	/s/ Jack S. Abuhoff
Date:	March 9, 2026